Noncurrent Assets Held for Sale	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Noncurrent Assets Held for Sale
13.	Noncurrent Assets Held for Sale

In December 2016, M.Setek decided to dispose part of its land and buildings to TAKEEI Corporation and other companies, and has reclassified certain of these assets for reclassification as noncurrent assets held for sale. Disposal transactions of aforementioned land and buildings, together with certain assets presented as property, plant and equipment, were completed between March 2017 to August 2017. The total selling price (net of costs of disposal) and gain on disposal were $837,103 thousand and $215,478 thousand, respectively.

In October 2017, in relation to compulsory imposition under regulatory plan and urban construction plan, FTKS has entered into a compensation agreement with Kunshan Economic and Technology Development Zone. The imposed land use right, plant buildings and its related appendages have been reclassified as noncurrent assets held for sale. The disposal transaction was completed in March 2018 and the proceeds from disposal have been fully received. The selling price (net of costs of disposal) and gain on disposal amounted to $983,082 thousand and $561,815 thousand, respectively.

In December 2017, in order to enhance the utilization of the Company’s assets and to increase its working capital, BVHF has entered into a real estate transfer agreement with Hefei Heng Chuang Intelligent Technology Co., Ltd. to dispose its land use right, plant buildings and its related appendages. The aforementioned assets have been reclassified as noncurrent assets held for sale. The disposal transaction was completed in June 2018 and the proceeds from disposal have been fully received. The selling price (net of costs of disposal) and gain on disposal amounted to $2,204,576 thousand and $228,754 thousand, respectively.